                                                                    Exhibit 10.4


                               PLEDGE AGREEMENT


          THIS PLEDGE AGREEMENT, dated as of June 13,1997, is made and given by OMEGA HOLDINGS, INC., a Delaware corporation (the "Pledgor"), to FIRST BANK NATIONAL ASSOCIATION, a national banking association, as "Agent" under, and for the benefit of the "Banks" as defined in, the "Credit Agreement" as that term is defined below (the "Secured Party").

                                    RECITALS
                                    --------

          A. The Pledgor has executed, or will substantially contemporaneously herewith execute a Guaranty dated as of the date hereof, guaranteeing indebtedness of Omega Cabinets, Ltd., a Delaware corporation ("Omega Cabinets"), HomeCrest Corporation, a Delaware corporation ("HomeCrest"), and Panther Transport, Inc., an Iowa corporation ("Panther") (each a "Borrower" and collectively, the "Borrowers"). Such guaranty, as the same may herewith be amended, modified or supplemented and any guaranty given in replacement or substitution therefor, is herein called the "Guaranty".

          B. The Borrowers, certain financial institutions and First Bank National Association, as Agent have entered into a Credit Agreement dated as of June 13, 1997 (as the same may hereafter be amended, restated, or otherwise modified from time to time, the "Credit Agreement") and the Borrowers' obligations under the Credit Agreement are among the obligations guaranteed by the Guaranty pursuant to which the Banks have agreed to extend to the Borrowers certain credit accommodations .

          C. The Pledgor is the owner of the shares (the "Pledged Shares") of stock described in Part I of Schedule I hereto issued by the corporation or corporations named therein.

          D. It is a condition precedent to the obligation of the Banks to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Pledgor.

          E.  Omega Cabinets is a wholly-owned subsidiary of the Pledgor.

          F. HomeCrest and Panther are wholly-owned subsidiaries of Omega Cabinets.

          G. The Pledgor expects to derive benefits from the extension of credit accommodations to the Borrowers and finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Secured Party.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to extend or continue credit accommodations to the Borrowers, the Pledgor hereby agrees with the Secured Party, for the benefit of the Banks and the Agent, as follows:

          Section 1.  Defined Terms.
                      -------------

               1(a) As used in this Agreement, the following terms shall have the meanings indicated:

          "Affiliate":  When used with reference to any Person, (a) each Person
           ---------
that, directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of the Person referred to (or if the Person referred to is not a corporation, five percent or more of the equity interest), (c) each Person, ten percent or more of the voting stock (or if such Person is not a corporation, ten percent or more of the equity interest) of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers and partners. The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

          "Affiliate Debt" shall mean indebtedness owing to the Pledgor from any
           --------------
Affiliate.

          "Agent" shall mean First Bank National Association, acting as agent
           ------
for the benefit of itself and the other Banks, or such other institution as may be appointed as "Agent" under the Credit Agreement.

          "Banks" shall mean the institutions that are from time to time party
           -----
to the Credit Agreement as lenders.

          "Collateral" shall have the meaning given to such term in Section 2.
           ----------

          "Event of Default" shall have the meaning given to such term in
           ----------------
Section 11.

          "Lien" shall mean any security interest, mortgage, pledge, lien,
           ----
charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

          "Obligations shall mean (a) all indebtedness, liabilities and
           -----------
obligations of each Borrower to the Banks and the Agent of every kind, nature or description under the Credit Agreement, including without limitation each Borrower's obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof and any letter of credit reimbursement obligations and fees, (b) all liabilities of the Pledgor under the Guaranty or any guaranty heretofore, herewith or hereafter given by the Pledgor to the Banks or the Agent with respect to any or all of each Borrower's liabilities and obligations to the Banks and the Agent, and (c) all liabilities of the Pledgor under this Agreement, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

          "Person" shall mean any individual, corporation, partnership, limited
           ------
partnership or liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Pledged Shares" shall have the meaning given to such term in Recital
           --------------
B above.

          "Security Interest" shall have the meaning given to such term in
           -----------------
Section 2.

               1(b)  Terms Defined in Uniform Commercial Code.  All other terms
                     ----------------------------------------
     used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date first above written to the extent such other terms are defined therein.

               1(c)  Singular/Plural, Etc.  Unless the context of this Agreement
                     --------------------
     otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented-by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

          Section 2. Pledge and Security Interest.  As security for the payment
                     ----------------------------
and performance of all of the Obligations, the Pledgor hereby pledges to the Secured Party a security interest, for the benefit of the Banks and the Agent (the "Security Interest") in the following (the "Collateral"):

               2(a) The Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

               2(b) All additional shares of stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, ' instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

               2(c)  Affiliate Debt.

               2(d) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

Notwithstanding Sections 2(a), (b), (c) and (d) above, the payment and performance of the Obligations shall not be secured by more than sixty-six percent (66%) of the outstanding stock or other equity interests in any foreign corporation.

          Section 3. Delivery of Collateral.  All certificates and instruments
                     ----------------------
representing or evidencing the Pledged Shares shall be delivered to the Secured Party contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Secured Party promptly upon the Pledgor's receipt thereof. All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. Notwithstanding any of the foregoing, as to any Collateral consisting of book-entry or uncertificated securities or securities which are held by a third Person, the Pledgor shall deliver to the Secured Party evidence satisfactory to the Secured Party that such Collateral has been registered in the name of, or as pledged to, the Secured Party. Such evidence shall include the acknowledgment of the issuer or Person holding such Collateral that such issuer or Person holds such Collateral as agent for the Secured Party and that such Collateral is identified on the books of such issuer or third Person as belonging to or pledged to the Secured Party.

          Section 4. Certain Warranties and Covenants.  The Pledgor makes the
                     --------------------------------
following warranties and covenants:

               4(a) The Pledgor has title to the Pledged Shares and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest.

               4(b) The Pledgor has full power and authority to execute this Pledge Agreement, to perform the Pledgor's obligations hereunder and to subject the Collateral to the Security Interest created hereby.

               4(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party).

               4(d) The Pledged Shares have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. The certificates representing the Pledged Shares are genuine. Neither the Pledged Shares are subject to any offset or similar right or claim of the issuers thereof.

               4(e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof indicated on Schedule I (if any such percentage is so indicated).

          Section 5. Further Assurances.  The Pledgor agrees that at any time
                     ------------------
and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

          Section 6. Voting Rights; Dividends; Etc.
                     -----------------------------

               6(a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any other stock that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof.

               6(b) Subject to paragraph (e) of this Section 6, the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Credit Agreement any and all interest and dividends paid in respect of the Collateral; provided, however, that any and all
                        --------  -------

          (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

          (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

          (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

     shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement or assignment). The Pledgor shall, upon request by the Secured Party, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6(b).

               6(c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6(b) hereof.

               6(d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Secured Party has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party's name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the

     Secured Party of any such Collateral in satisfaction of the Obligations or any part thereof.

               6(e) Upon the occurrence and during the continuance of any Event of Default:

          (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

          (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

          Section 7. Transfers and Other Liens; Additional Shares.
                     --------------------------------------------

               7(a) Except as may be permitted by the Credit Agreement, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.

               7(b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares that it controls not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          Section 8. Secured Party Appointed Attorney-in-Fact.  Effective upon
                     ----------------------------------------
and during the continuance of an Event of Default, the Pledgor hereby appoints the Secured Party the Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party's good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          Section 9.  Secured Par1y May Perform.  Upon the occurrence and during
                      -------------------------
the continuance of an Event of Default, if the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14 hereof.

          Section 10. The Secured Party's Duties.  The powers conferred on the
                      --------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Secured Party shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Secured Party's possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

          Section 11. Default.  Each of the following occurrences shall
                      -------
constitute an Event of Default under this Agreement: (a) the Pledgor shall fail to observe or perform any covenant or agreement applicable to the Pledgor under this Agreement within fifteen (15) days after the earlier to occur of (i) the date the Pledgor gives notice of such failure to the Secured Party, or (ii) the date the Secured -Party gives notice of such failure to the Pledgor; or (b) any representation or warranty made by the Pledgor in this Agreement or in any financial statements, reports or certificates heretofore or at any time hereafter submitted by or on behalf of the Pledgor to the Secured Party shall prove to have been false or materially misleading when made; or (c) any Event of Default shall occur under the Credit Agreement (beyond the applicable cure period specified therein).

          Section 12. Remedies upon Default.  If any Event of Default shall have
                      ---------------------
occurred and be continuing:

               12(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of Minnesota (the "Code") in effect at that time (whether or not the Code then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, the Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

               12(b) The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Pledgor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party's name or in the Pledgor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

               12(c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including any expenses of the Secured Party payable pursuant to Section 14 hereof).

          Section 13. Waiver of Certain Claims.  The Pledgor acknowledges that
                      ------------------------
because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the "Securities Act"), with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. The Pledgor agrees that to the extent not in violation of applicable law, the Secured Party shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Secured Party reasonably believes is commercially reasonable (within the meaning of Section 9-504(3) of the Uniform Commercial Code). The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. The Pledgor further agrees that to the extent not in violation of applicable law (including federal and state securities laws), the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Secured Party placed all or any portion of the Collateral privately with a purchaser or purchasers.

          Section 14.    Costs and Expenses; Indemnity.  The Pledgor will pay or
                         -----------------------------
reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. The Pledgor shall indemnify and hold the Secured Party harmless from and against any and all claims, losses and Liabilities (including reasonable attorneys' fees) resulting from this Agreement (including enforcement of this Agreement) or the Secured Party's actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct. Any liability of the Pledgor to indemnify and hold the Secured Party harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of the Pledgor under this Section shall survive any termination of this Agreement.

          Section 15.    Waivers and Amendments; Remedies.  Notwithstanding any
                         --------------------------------
provisions to the contrary herein, any term of this Agreement may be amended with the written consent of the Pledgor; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure herefrom by the Pledgor or other party thereto shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. The Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

          Section 16.    Waiver of Defenses.  The Pledgor waives the benefit of
                         ------------------
any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Without limiting the generality of the foregoing, the Pledgor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of the Note or any other instrument evidencing any of the Obligations; and the Pledgor agrees that the Pledgor's liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Secured Party may do from time to time without notice to the Pledgor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations or to obtain, perfect, enforce or realize upon any collateral therefor or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, or (d) by any application of payments or credits upon any of the Obligations. The Secured Party shall not be required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to any Borrower or any other Persons, its or their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. The Pledgor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to the Pledgor against any Borrower or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by each Borrower and the Pledgor to the Banks and the Agent have been paid and discharged. The Pledgor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Secured Party may rely conclusively on the continuing warranty, hereby made, that the Pledgor continues to be benefitted by the Banks' extension of credit accommodations to each Borrower and the Secured Party shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Secured Party without regard to the receipt, nature or value of any such benefits.

          Section 17.    Notices.  Except when telephonic notice is expressly
                         -------
authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from three days after the date of mailing if mailed.

          Section 18.    Representations and Warranties.  The Pledgor hereby
                         ------------------------------
represents and warrants to the Secured Party that:

               18(a)     The Pledgor is a corporation duly incorporated, validly
     existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

               18(b)     The Pledgor has the corporate power and authority and
     the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

               18(c)     This Agreement constitutes a legal, valid and binding
     obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               18(d)     The execution, delivery and performance of this
     Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Pledgor, (ii) violate or contravene any provision of the Articles (Certificate) of Incorporation or bylaws of the Pledgor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Pledgor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. The Pledgor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Pledgor.

               18(e)     Except for any filings, recordings-and registrations to
     perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Pledgor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

               18(f)     There are no actions, suits or proceedings pending or,
     to the knowledge of the Pledgor, threatened against or affecting the Pledgor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Pledgor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Pledgor or on the ability of the Pledgor to perform its obligations hereunder.

          Section 19.    Pledgor Acknowledgements.  The Pledgor hereby
                         ------------------------
acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Banks and the Secured Party have no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor, the Secured Party and the Banks.

          Section 20.    Continuing Security Interest; Assignments under Credit
                         ------------------------------------------------------
Agreement.  This Agreement shall create a continuing security interest in the
---------
Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations (except for contingent indemnity and other contingent obligations not yet due and payable) and the expiration of the obligation, if any, of the Banks to extend credit accommodations to any Borrower, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Banks and the Agent, and be enforceable by, the Secured Party, and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Banks or the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person to the extent and in the manner provided in the Credit Agreement, and may transfer all or any portion of its rights under this Pledge Agreement to such Persons in connection therewith.

          Section 21.    Termination of Security Interest.  Upon payment in full
                         --------------------------------
of the Obligations (except for contingent indemnity and other contingent Obligations not yet due and payable) and the expiration of any obligation of the Banks to extend credit accommodations to any Borrower, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, "Pledgor" includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

          Section 22.    Governing Law and Construction.  THE VALIDITY,
                         ------------------------------
CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

          Section 23.    Consent to Jurisdiction.  AT THE OPTION OF THE BANK,
                         -----------------------
THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANK AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          Section 24.    Waiver of July Trial.  EACH OF THE PLEDGOR AND THE
                         --------------------
BANK, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREB Y.

          Section 25.    Counterparts. This Agreement may be executed in any
                         --------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          Section 26.    General.  All representations and warranties contained
                         -------
in this Agreement or in any other agreement between the Pledgor and the Bank shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Bank. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              PLEDGOR:

                              OMEGA HOLDINGS, INC.


                              By___________________________________

                              Name_________________________________

                              Title________________________________

Address for Pledgor:

1205 Peters Drive
Waterloo, Iowa  50703

Address for the Bank:

First Bank National Association
First Bank Place
601 Second Avenue South
Minneapolis, Minnesota  55402-4302
Attention:  Mark R. Olmon, MPFP0702
Telecopier No.:  (612) 973-0825

                                                                     SCHEDULE TO
                                                                 HOLDINGS PLEDGE
                                                                       AGREEMENT



-----------------------------------------------------------------------------------
                          PERCENTAGE   CLASS OF  CERTIFICATE              NUMBER OF
         ISSUER           OWNERSHIP     STOCK      NO.'S      PAR VALUE   SHARES
-----------------------------------------------------------------------------------
1. Omega Cabinets, Ltd.       100%      Common      2, 8       $.01       1000
-----------------------------------------------------------------------------------